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                                                               Exhibit 24.2
                                 PIXTECH, INC.

                            Certificate of Secretary
                            ------------------------

     I, Michael Lytton, being the duly elected and acting secretary of PixTech, Inc. (the "Company"), a Delaware corporation, hereby certify that the following is a true, correct and complete copy of resolutions adopted by the Board of Directors of this Company dated on April 18, 1997; and that said resolutions have not been amended or rescinded and are now in full force and effect.

Registration Statement on Form S-8
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VOTED:    That, upon approval by the stockholders at the Company's 1997 Annual
          Meeting of the aforementioned amendment to the [Company's Amended and Restated Stock Option] Plan [(the "Plan")], the President, any Vice President and the Treasurer of the Company, each acting singly, be and hereby are authorized in the name and on behalf of the Company to execute and file with the United States Securities and Exchange Commission )the "Commission") a registration statements on Form S-8 (the "Registration Statement") relating to the registration under the Securities Act of 1933, as amended (the "Act"), of the additional 800,000 shares (the "Plan Shares") of the Company's Common Stock reserved for issuance under the Plan, such Registration Statement and any amendments thereto to be in such form as may be approved by the officer executing the same, his execution and filing thereof to be conclusive evidence of this approval; and such officers, and each acting singly, be and hereby are authorized to take any and all other action as they or any of them may deem necessary or advisable to effect such registration.

VOTED: That Jean-Luc Grand-Clement, Richard Rodriguez, Yves Morel, Francis Correges, Michael Lytton and Lynnette C. Fallon, and each of them acting singly, be and hereby are designated as attorneys-in-fact of any officer executing the Registration Statement or any combination thereof, on behalf of the Company or otherwise, with full power of substitution, for each of them in any and all capacities, to execute and file the Registration Statement or such other documents relating to the registration under the Act of the Plan Shares and any amendment thereto, and that any such officer of the Company be and hereby is authorized to execute and deliver an appropriate power of attorney reflection such authorization.

     WITNESS my signature and the seal of the Company affixed this 2nd day of December, 1997.

                                         /s/ Michael Lytton
                                         _____________________________
                                         Michael Lytton, Secretary